Alpha Architect International Quantitative Value ETF

Schedule of Investments

December 31, 2024 (Unaudited)

COMMON STOCKS - 99.1%	Shares	Value
Australia - 7.6%
AGL Energy Ltd.	369,825	$2,584,316
Ampol Ltd.	144,671	2,524,248
Fortescue Ltd.	217,154	2,452,935
Rio Tinto Ltd.	34,664	2,520,137
		10,081,636
China - 2.3%
Yangzijiang Shipbuilding Holdings Ltd.	1,374,254	3,008,838

Finland - 1.9%
Fortum Oyj	176,420	2,469,796

France - 8.1%
Cie Generale des Etablissements Michelin SCA	82,898	2,730,665
Eiffage SA	29,426	2,582,346
Engie SA	169,770	2,692,361
Rexel SA	104,915	2,673,436
		10,678,808
Germany - 2.1%
TUI AG(a)	319,016	2,758,621

Israel - 2.2%
ZIM Integrated Shipping Services Ltd.	134,596	2,889,776

Italy - 7.7%
Buzzi SpA	63,080	2,324,849
Iveco Group NV	255,979	2,476,558
Pirelli & C SpA(b)	487,156	2,762,295
Saipem SpA(a)	984,592	2,558,905
		10,122,607
Japan - 50.3%(c)
Amada Co. Ltd.	275,435	2,690,544
Central Japan Railway Co.	129,318	2,436,861
Daito Trust Construction Co. Ltd.	23,385	2,612,040
Daiwa House Industry Co. Ltd.	84,495	2,608,769
Dexerials Corp.	164,313	2,580,950
Honda Motor Co. Ltd.	303,170	2,957,615
Idemitsu Kosan Co. Ltd.	398,960	2,625,588
Komatsu Ltd.	98,563	2,724,898
Kyowa Kirin Co. Ltd.	161,694	2,441,159
Mitsui Mining & Smelting Co. Ltd.	83,300	2,470,756
Niterra Co. Ltd.	86,240	2,784,322
Nitto Denko Corp.	166,462	2,835,286
NOF Corp.	177,326	2,486,136
Persol Holdings Co. Ltd.	1,724,483	2,592,013
Sankyo Co. Ltd.	188,105	2,544,011
Sekisui Chemical Co. Ltd.	166,394	2,871,141
Shimamura Co. Ltd.	47,043	2,635,209
Subaru Corp.	162,217	2,908,349
Suntory Beverage & Food Ltd.	78,090	2,487,942
Suzuki Motor Corp.	246,468	2,803,888

Tokyo Seimitsu Co. Ltd.	55,315	$2,586,370
Tosoh Corp.	193,510	2,604,197
Toyota Tsusho Corp.	151,315	2,719,621
Yokogawa Electric Corp.	117,352	2,534,317
Yokohama Rubber Co. Ltd.	131,525	2,842,067
		66,384,049
Norway - 1.8%
Golden Ocean Group Ltd.	269,984	2,419,057

Portugal - 1.9%
Galp Energia SGPS SA	154,014	2,544,592

Singapore - 1.9%
Hafnia Ltd.	477,724	2,549,478

Sweden - 3.6%
Boliden AB	84,665	2,376,070
Volvo AB - Class B	100,900	2,449,576
		4,825,646
United Kingdom - 7.7%
Associated British Foods PLC	93,916	2,402,013
easyJet PLC	366,597	2,570,066
Imperial Brands PLC	81,751	2,612,830
Johnson Matthey PLC	151,964	2,549,253
		10,134,162
TOTAL COMMON STOCKS (Cost $134,913,528)		130,867,066

SHORT-TERM INVESTMENTS - 0.3%
Money Market Funds - 0.3%
First American Government Obligations Fund - Class X, 4.41%(d)	397,967	397,967
TOTAL SHORT-TERM INVESTMENTS (Cost $397,967)		397,967

TOTAL INVESTMENTS - 99.4% (Cost $135,311,495)		$131,265,033
Other Assets in Excess of Liabilities - 0.6%		775,602
TOTAL NET ASSETS - 100.0%		$132,040,635

Percentages are stated as a percent of net assets.

AB - Aktiebolag

AG - Aktiengesellschaft

NV - Naamloze Vennootschap

OYJ - Julkinen Asakeyhtio

PLC - Public Limited Company

SA - Sociedad Anónima

SpA - Societa per Azioni

(a)	Non-income producing security.
(b)	Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of December 31, 2024, the value of these securities total $2,762,295 or 2.1% of the Fund’s net assets.
(c)	To the extent that the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting the country or region.
(d)	The rate shown represents the 7-day annualized effective yield as of December 31, 2024.

Summary of Fair Value Disclosure as of December 31, 2024 (Unaudited)

Alpha Architect International Quantitative Value ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of December 31, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$130,867,066	$-	$-	$130,867,066
Money Market Funds	397,967	-	-	397,967
Total Investments	$131,265,033	$-	$-	$131,265,033

Refer to the Schedule of Investments for further disaggregation of investment categories.

Placeholder: Returns an entire table created with the Holdings Mapper - Sector Breakdown (Model Office - MST-MDP - Working Model Office Map)

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